UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 31, 2018

TABULA RASA HEALTHCARE, INC.

(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-37888 (Commission File Number)	46-5726437 (I.R.S. Employer Identification No.)

228 Strawbridge Drive, Suite 100
Moorestown, New Jersey	08057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (866) 648-2767

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 2, 2019, Tabula Rasa HealthCare, Inc., a Delaware corporation (“TRHC”), filed a Current Report on Form 8-K (the “Prior 8-K”) to report that TRHC had completed its previously announced acquisition of all of the outstanding share capital and options to purchase share capital of DoseMe Holdings Pty Ltd ACN 168 742 336, a proprietary company limited by shares organized under the Laws of Australia (“DoseMe”) on January 2, 2019, pursuant to the terms of a Share Purchase Deed, made and entered into as of November 30, 2018, by and among (a) TRHC, (b) DM Acquisition Pty Ltd, a proprietary company limited by shares organized under the Laws of Australia and wholly-owned subsidiary of TRHC, (c) the shareholders and option holders of DoseMe and (d) Charles Cornish, solely in his capacity as the Seller Representative.

TRHC is filing this amendment to amend and restate Item 9.01 of the Prior 8-K in its entirety. Except for the foregoing, this amendment does not modify or update any other disclosure contained in the Prior 8-K.

Item 9.01 Financial Statements and Exhibits

(a)                                 Financial Statements of Businesses Acquired

The unaudited reviewed consolidated financial statements of DoseMe and its controlled entities as of September 30, 2018 and for the three months ended September 30, 2018 filed herewith and attached hereto as Exhibit 99.1 are incorporated herein by reference.

The audited consolidated financial statements of DoseMe and its controlled entities as of June 30, 2018 and for the year then ended filed herewith and attached hereto as Exhibit 99.2 are incorporated herein by reference.

(b)                                 Pro Forma Financial Information

The unaudited pro forma consolidated financial statements of TRHC, as of and for the nine months ended September 30, 2018 and for the year ended December 31, 2017 filed herewith and attached hereto as Exhibit 99.3 are incorporated herein by reference.

(d)                                 Exhibits.

Exhibit Number	Description

2.1*

Share Purchase Deed, made and entered into on November 30, 2018, by and among Tabula Rasa HealthCare, Inc., DM Acquisition Pty Ltd, the shareholders and option holders of DoseMe Holdings Pty Ltd ACN 168 742 336 set forth on the signature page thereto under the heading “Sellers” and Charles Cornish, solely in his capacity as the Seller Representative (Filed as Exhibit 2.1 to TRHC’s Current Report on Form 8-K filed December 3, 2018 and incorporated by reference herein).

10.1

Loan and Security Modification Agreement, entered into as of December 31, 2018, by and among CareKinesis, Inc., Tabula Rasa HealthCare, Inc., Careventions, Inc., Capstone Performance Systems, LLC, J.A. Robertson, Inc., Medliance LLC, CK Solutions, LLC, TRSHC Holdings, LLC, SinfoniaRX, Inc., TRHC MEC Holdings, LLC, Mediture, LLC, eClusive L.L.C., Cognify LLC, the several banks and other financial institutions or entities party thereto, and Western Alliance Bank, as a Lender and as administrative agent and collateral agent for the Lenders (Filed as Exhibit 10.1 to TRHC’s Current Report on Form 8-K filed January 2, 2019 and incorporated by reference herein).

23.1	Consent of PKF Hacketts Audit.

99.1	Unaudited consolidated financial statements of DoseMe Holdings Pty Ltd and its controlled entities, as of September 30, 2018 and for the three months ended September 30, 2018.

99.2	Audited consolidated financial statements of DoseMe Holdings Pty Ltd and its controlled entities, as of June 30, 2018 and for the year then ended.

99.3	Unaudited pro forma consolidated financial statements of Tabula Rasa HealthCare, Inc. as of and for the nine months ended September 30, 2018 and for the year ended December 31, 2017.

* The schedules and exhibits to the share purchase deed are omitted pursuant to Item 601(b)(2) of Regulation S-K. Tabula Rasa HealthCare, Inc. agrees to furnish supplementally to the SEC, upon request, a copy of any omitted schedule or exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TABULA RASA HEALTHCARE, INC.

By:	/s/ Dr. Calvin H. Knowlton
Dr. Calvin H. Knowlton
Chief Executive Officer

Dated: March 19, 2019